SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 FORM 8-K 12g-3

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): February 17, 2004
                                                          -----------------

                          TNX TELEVISION HOLDINGS, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-33313                94-4868287
         --------                    ---------                 ----------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

        1811 Chestnut Street, Suite 120
           Philadelphia, Pennsylvania                           19103
        -------------------------------                         -----
    (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (215) 972-8191

                              SZM Distributors, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

      Effective February 17, 2004, pursuant to an Agreement and Plan of Merger dated February 13, 2004 (the "Agreement"), incorporated herein by reference, between SZM Distributors, Inc., a Nevada corporation ("SZM") and TNX Television Holdings, Inc., a Delaware corporation and wholly owned subsidiary of SZM ("TNX") and approved by the board of directors of both SZM and TNX, SZM merged with and into TNX, with TNX as the surviving corporation. Under the terms of the Agreement, the shares of SZM's common stock were exchanged for shares of the surviving corporation's common stock on a one-for-one basis. The Certificate of Incorporation and Bylaws of TNX are the governing documents of the surviving corporation and the officers and directors of TNX are the officers and directors of the surviving corporation.

      As a result of the transaction described above, the Registrant became the successor issuer to SZM, pursuant to Rule 12g-3 (promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

      This Current Report on Form 8-K is being filed by the Registrant as the initial report of the Registrant to the Securities and Exchange Commission (the "SEC") and as notice that the Registrant is the successor issuer to SZM under Rule 12g-3 of the Exchange Act, and is thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder and in accordance therewith will file reports and other information with the SEC.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) - (b) Not applicable.

(c) Exhibits:

Exhibit
Number   Description of Exhibit
------   ----------------------

99.1 Agreement and Plan of Merger between SZM Distributors, Inc. and TNX Television Holdings, Inc. (incorporated by reference to Exhibit A to SZM's Definitive Information Statement on Schedule 14C filed with the SEC on January 21, 2004).

99.2     TNX Television Holdings, Inc. Press Release dated February 25, 2004

Item 9. Regulation FD Disclosure

      On Feburary 25, 2004, the Registrant issued a press release regarding its reincorporation in Delaware and the change of its name to TNX Television Holdings, Inc., the text of which is attached as Exhibit 99.2.

      Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished under
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section.

      Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       2


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TNX TELEVISION HOLDINGS, INC.

Date:  February 25, 2004                By: /s/ Irwin L. Gross
                                           -------------------------------------
                                           Irwin L. Gross
                                           Chief Executive Officer
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                                INDEX OF EXHIBITS
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Exhibit
Number  Exhibit Description

99.2     Press Release dated February 25, 2004